UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): April 1, 2015

GTT Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51211	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place Suite 1450 McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

This Form 8-K/A amends and supplements the Current Report on Form 8-K of GTT Communications , Inc., a Delaware corporation (the “Company” or “GTT”), filed with the Securities and Exchange Commission on April 7, 2015 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, on April 1, 2015, the Company completed the acquisition MegaPath Corporation, a Virginia corporation (“MegaPath”), pursuant to Stock Purchase Agreement (“the Purchase Agreement”) dated as of February 19, 2015 by and among Global Telecom & Technology Americas, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the “Purchaser”), MegaPath Group, Inc., a Delaware corporation (the “Seller”), and MegaPath, a wholly-owned subsidiary of the Seller.

Prior to the closing of the acquisition, the Seller caused MegaPath to transfer to an affiliate of the Seller certain assets of MegaPath and caused such affiliate to assume certain liabilities of MegaPath, in each case relating to the cloud and hosted services business of MegaPath (such transfer, the “Divestiture”).   As a result of the Divestiture, the acquisition of the MegaPath resulted in the Company acquiring only the Managed Services operations, which provides private wide-area-networking, Internet access services, managed services and managed security, of MegaPath. The accompanying audited annual financial statements, unaudited interim financial statements and unaudited pro forma financial information are based on the carve-out of the Managed Services operations from MegaPath.

Item 8.01	Other Events

As described in the Initial Form 8-K, in connection with the consummation of the acquisition the Company entered into an amendment to the Second Amended and Restated Credit Agreement, dated as of August 6, 2014 (as amended, the “Existing Credit Agreement”), by and among the lenders party thereto, Webster Bank, N.A., as a lender, L/C issuer and administrative agent, the Company as lead borrower and the subsidiaries of the Company named as co-borrowers therein.  On June 4, 2015, the Company, certain of the Company’s subsidiaries, the applicable lender parties thereto and KeyBank National Association, as administrative agent, entered into an Amendment Agreement (the “Amendment”) further amending the Existing Credit Agreement.  Pursuant to the Amendment, the definition of Change of Control as it relates to changes of composition of the Company Board of Directors (the “Board”) was amended.  The Change of Control definition no longer requires that the nomination of a new director be approved by the incumbent Board in advance of an actual or threatened proxy contest for the election of directors.  As a result, a director whose nomination has been approved by the Board, whether such approval occurs before or after an actual or threatened proxy contest for the election of directors, will constitute an incumbent director upon election, even if the Board does not support the election of such director.

The foregoing description of the Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment Agreement, which is filed as Exhibit 99.4 to this Form 8-K/A and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.
The audited carve-out financial statements of Managed Services operations (a carve-out of MegaPath Corporation) as of December 31, 2014, 2013, 2012 and for the three years in the period ended December 31, 2014 are filed herewith as Exhibit 99.1 to this Amendment No. 1 and incorporated by reference into this Item 9.01(a).
The unaudited carve-out financial statements of Managed Services operations (a carve-out of MegaPath Corporation) as of and for three month period ended March 31, 2015 are filed herewith as Exhibit 99.2 to this Amendment No. 1 and incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information.
The following unaudited pro forma combined financial information of the Company and Managed Services operations (a carve-out of MegaPath Corporation) are filed herewith as Exhibit 99.3 to this Amendment No. 1 and incorporated by reference into this Item 9.01(b):

•	Unaudited Pro Forma Combined Balance Sheets as of March 31, 2015.

•	Unaudited Pro Forma Combined Statement of Operations for the Three Months Ended March 31, 2015.

•	Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2014.

•	Notes to Unaudited Pro Forma Combined Financial Statements.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1
The audited carve-out financial statements of Managed Services operations (a carve-out of MegaPath Corporation) as of December 31, 2014, 2013, 2012 and for the three years in the period ended December 31, 2014

99.2	The unaudited carve-out financial statements of Managed Services operations (a carve-out of MegaPath Corporation) as of and for the three month period ended March 31, 2015
99.3
The unaudited pro forma combined financial information of the Company and MegaPath Managed Services operations (a carve-out of MegaPath Corporation) for the year ended December 31, 2014 and for the three months ended March 31, 2015

99.4
Amendment Agreement, dated as of June 4, 2015, among the Company, Global Telecom & Technology Americas, Inc., GTT Global Telecom Government Services, LLC, Communication Decisions-SNVC, LLC, CORE180, LLC, Electra Ltd., NT Network Services, LLC, GTT 360, Inc., American Broadband, Inc. d/b/a United Network Services, Inc., Airband Communications, Inc., Sparkplug, Inc., GTT Communications (MP), Inc. and Wall Street Network Solutions, LLC, each lender party thereto and KeyBank National Association, as Administrative Agent.

23.1	Consent of UHY LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2015	GTT COMMUNICATIONS, INC.

/s/ Michael T. Sicoli
Michael Sicoli
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1
The audited carve-out financial statements of Managed Services operations (a carve-out of MegaPath Corporation) as of December 31, 2014, 2013, 2012 and for the three years in the period ended December 31, 2014.

99.2	The reviewed carve-out financial statements of Managed Services operations (a carve-out of MegaPath Corporation) as of and for the three month period ended March 31, 2015
99.3
The unaudited pro forma combined financial information of the Company and Managed Services operations (a carve-out of MegaPath Corporation) for the year ended December 31, 2014 and for the three months ended March 31, 2015, giving effect to the acquisition.

99.4
Amendment Agreement, dated as of June 4, 2015, among the Company, Global Telecom & Technology Americas, Inc., GTT Global Telecom Government Services, LLC, Communication Decisions-SNVC, LLC, CORE180, LLC, Electra Ltd., NT Network Services, LLC, GTT 360, Inc., American Broadband, Inc. d/b/a United Network Services, Inc., Airband Communications, Inc., Sparkplug, Inc., GTT Communications (MP), Inc. and Wall Street Network Solutions, LLC, each lender party thereto and KeyBank National Association, as Administrative Agent.

23.1	Consent of UHY LLP.

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